SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of report (Date of earliest event reported) May 5, 2005

                              Avatar Systems, Inc.
             (Exact name of registrant as specified in its charter)

           Texas                         000-32925               75-2763037
(State or other jurisdiction            (Commission            (IRS Employer
     of incorporation)                  File Number)         Identification No.)

  5728 LBJ Freeway, Suite 270, Dallas, Texas                       75240
   (Address of principal executive offices)                      (Zip code)

                                 (214) 720-1800
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))


[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
--------------------------------------------------------

On May 5, 2004, Avatar Systems Inc. issued a press release announcing financial results for its fiscal year ended December 31, 2004. A copy of this press release is furnished as Exhibit 99.1 to this report. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Item 8.01 Other Events.
-----------------------

On May 10, 2005, Avatar Systems, Inc. issued a press release announcing a new marketing agreement for document management and imaging solutions through a reseller agreement with iDatix(R) Corporation.


Exhibit Number          Exhibit
99.1                    Press release dated May 5, 2005
99.2                    Press release dated May 5, 2005

================================================================================

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Avatar Systems, Inc.

                                          /s/ Robert C. Shreve, Jr

Date: May 10, 2005                        Robert C. Shreve, Jr.
                                          President, Chief Executive Officer and
                                          Chief Financial Officer